                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                  /s/ WESLEY W. VON SCHACK

                                            ------------------------------------
                                                    WESLEY W. VON SCHACK

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                    /s/ RICHARD AURELIO

                                            ------------------------------------
                                                      RICHARD AURELIO

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                    /s/ JAMES A. CARRIGG

                                            ------------------------------------
                                                      JAMES A. CARRIGG

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                    /s/ ALISON CASARETT

                                            ------------------------------------
                                                      ALISON CASARETT

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                  /s/ JOSEPH J. CASTIGLIA

                                            ------------------------------------
                                                    JOSEPH J. CASTIGLIA

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                    /s/ LOIS B. DEFLEUR

                                            ------------------------------------
                                                      LOIS B. DEFLEUR

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                     /s/ PAUL L. GIOIA

                                            ------------------------------------
                                                       PAUL L. GIOIA

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                     /s/ JOHN M. KEELER

                                            ------------------------------------
                                                       JOHN M. KEELER

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                      /s/ BEN E. LYNCH

                                            ------------------------------------
                                                        BEN E. LYNCH

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, Esq., R. D. Kump, L. Blum, Esq. and
F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,350,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan and the interests of the participants in such Plans, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 31st day of August, 2000.

                                                     /s/ WALTER G. RICH

                                            ------------------------------------
                                                       WALTER G. RICH